UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 20, 2004

MGM MIRAGE

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	0-16760 (Commission File Number)	88-0215232 (I.R.S. Employer Identification No.)

3600 Las Vegas Boulevard South, Las Vegas, Nevada (Address of Principal Executive Offices)	89109 (Zip Code)

(702) 693-7120
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS

This Current Report on Form 8-K is being filed to disclose the Unaudited Pro Forma Condensed Combined Financial Statements, prepared to give effect to the proposed acquisition by MGM MIRAGE of Mandalay Resort Group, including the Unaudited Pro Forma Condensed Combined Statement of Income for the year ended December 31, 2003 and the six-months ended June 30, 2004 and the Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2004, and the notes thereto. MGM MIRAGE will provide such Unaudited Pro Forma Condensed Combined Financial Statements and the notes thereto, in each case filed as Exhibit 99 to this Current Report, to potential investors of securities of MGM MIRAGE in a private placement.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits:

99	Unaudited Pro Forma Condensed Combined Financial Statements of MGM MIRAGE and the notes thereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGM MIRAGE

Date: August 19, 2004	By:	/s/ Bryan L. Wright

	Name:	Bryan L. Wright
	Title:	Vice President — Assistant General Counsel & Assistant Secretary

INDEX TO EXHIBITS

No.	Description
99	Unaudited Pro Forma Condensed Combined Financial Statements of MGM MIRAGE and the notes thereto.